BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated April 5, 2023 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 28, 2022, as supplemented to date

This Supplement replaces a substantially similar version of this Supplement that was previously filed on March 28, 2023.

Effective April 10, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Justin Christofel, CFA, and Alex Shingler, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Justin Christofel, CFA	2 $2.23 Billion	9 $10.01 Billion	1 $5.44 Million	0 $0	0 $0	0 $0
Alex Shingler, CFA	2 $2.23 Billion	8 $9.90 Billion	0 0	0 $0	0 $0	0 $0

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolio and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Christofel and Shingler is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2022, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Justin Christofel, CFA	$10,001 - $50,000
Alex Shingler, CFA	$100,001 - $500,000

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Shareholders should retain this Supplement for future reference.

SAI-MAI-0423SUP

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